SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549




                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)  February 14, 2000


                                NISOURCE INC.
   ----------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)



        Indiana             1-9779              35-1719974
   ----------------------------------------------------------------------
   (State or Other     (Commission File Number) (IRS Employer
   Jurisdiction of                              Identification No.)
   Incorporation)



   801 E. 86th Avenue, Merrillville, Indiana                46410
   ----------------------------------------------------------------------
   (Address of Principal Executive Offices)               (Zip Code)


   Registrant's telephone number, including area code    (219) 853-5200
                                                         ----------------


   ----------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)





   Item 5.   Other Events.

             On February 14, 2000, the Registrant announced that its tender offer for all of the outstanding common stock of Columbia Energy Group is not being extended. A copy of the Registrant's press release dated February 14, 2000 is filed as an exhibit to this report and incorporated herein by reference.


   Item 7.   Financial Statements, Pro Forma Financial Information and
   Exhibits

             (c)  EXHIBITS.  The following exhibit is filed herewith:

             99.1 Press release dated February 14, 2000.





                                  SIGNATURE


             Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NISOURCE INC.
                                      (Registrant)


   Dated: February 14, 2000           By: /s/ Nina M. Rausch
                                          -----------------------------
                                          Name:  Nina M. Rausch
                                          Title: Secretary